Exhibit 99

PRESS RELEASE FOR IMMEDIATE RELEASE	September 14, 2015
BUTLER NATIONAL CORPORATION REPORTS FIRST QUARTER FINANCIAL RESULTS AND CONFERENCE CALL
OLATHE, KANSAS, September 14, 2015, - Butler National Corporation (OTC Pink: BUKS), a leading manufacturer and provider of support systems for commercial and military aircraft and a recognized provider of management services in diverse business groups including the gaming industry, announces its financial results for the first quarter fiscal 2016 ended July 31, 2015.  In conjunction with the release, the Company has scheduled a conference call Wednesday, September 16, 2014 at 9:00 AM Central Daylight Time.
What: Butler National Corporation First Quarter Fiscal 2016 Financial Results Conference Call

When: Wednesday, September 16, 2015 - 9:00 AM Central Daylight Time

How: Live via phone by dialing 877-358-7305. Code: Butler National Corporation.  Participants to the conference call should call in at least 5 minutes prior to the start time.

Clark Stewart, President & CEO, Butler National Corp., will be leading the call and discussing results of the first quarter, the status of new and existing orders, gaming activities and an outlook on the balance of fiscal 2016.

Historical selected financial data related to all operations:
	Quarter Ended July 31			Quarter Ended April 30
	(In thousands)			(In thousands)
	2015	2014	2013	2015	2014	2013
Net Revenue	$ 11,696	$ 12,391	$ 10,997	$ 11,836	$ 14,632	$ 12,326
Operating Income	361	806	143	(389)	1,958	38
Net Income (Loss)	19	252	(289)	(322)	965	225
Total Assets	40,463	41,450	43,908	41,598	41,678	43,860
Long-term Obligations	6,038	6,093	9,148	6,870	6,820	10,155
Stockholders' Equity	25,272	24,738	23,529	25,402	24,354	23,574
Weighted Average Shares – Diluted	62,260	61,493	59,019	62,260	60,893	59,015
New Product Research and Development Cost	555	405	557	828	196	487

Management Comments

 "The fiscal quarter-ended July 31, 2015 was a challenging period for Butler National Corporation.  Revenue decreased 6% to $11.7 million in the three months ended July 31, 2015, as compared to $11.8 million in the three months ended July 31, 2014.  The decrease in revenue reflects a decrease in Aerospace Products revenue (down 14%) and relatively unchanged revenue in Professional Services.  Butler National Corporation continues to drive growth in international markets and through the development of new supplemental type certificates.  This includes significant efforts in South America, Europe, Africa, and Asia.

First quarter fiscal 2016 resulted in a net income of $19,000 compared to a net income of $252,000 in the first quarter fiscal 2015.  The decrease in net income was primarily due to the decreased revenue in the aircraft modification business.  Butler National Corporation is working on exceeding previous revenue levels while continuing to focus on our margin expansion initiatives, including efficiencies in our implementation and operational processes and controlling expenses.

During the three months ending July 31, 2015, we invested approximately $555,000 in projects focused on the development and acquisition of new products.  We feel this expenditure for the design and development engineering, testing, and certification of new products is required to grow Aerospace Products and may help stabilize our long-term revenue and enhance our profits.

We continue to be excited about the future.  Management and all employees are focused on the development of new products, execution of our numerous business development opportunities as well as increasing revenue while managing costs. We believe we are positioned for the future as we focus on serving the needs of our customers and enhancing shareholder value," commented Clark D. Stewart, President of the Company.

Business Segment Highlights

Professional Services:
Revenue from Professional Services remained constant at $7.6 million in the three months ended July 31, 2015 compared to $7.6 million in the three months ended July 31, 2014.  Costs decreased 1% in the three months ended July 31, 2015 to $4.5 million compared to $4.6 million the three months ended July 31, 2014.  Costs were 59% of segment total revenues in the three months ended July 31, 2015, as compared to 60% of segment total revenues in the three months ended July 31, 2014.  Expenses increased 2% in the three months ended July 31, 2015 to $2.7 million compared to $2.6 million in the three months ended July 31, 2014.  Expenses were 35% of segment total revenues in the three months ended July 31, 2015, as compared to 34% of segment total revenues in the three months ended July 31, 2014.  Operating income from Professional Services decreased 3% to $430,000 in in the three months ended July 31, 2015 from $443,000 in the three months ended July 31, 2014.

Aerospace Products:
Revenue from Aerospace Products decreased 14% to $4.1 million in the three months ended July 31, 2015, compared to $4.8 million in the three months ended July 31, 2014.  In an effort to offset decreased domestic military spending, the company has invested in the development of new supplemental type certificates (STCs).  These STCs are for installation of state of the art avionics and we are aggressively marketing these products both domestically and internationally.  Costs of Aerospace Products decreased by 11% in the three months ended July 31, 2015 to $3.1 million compared to $3.5 million for the three months ended July 31, 2014.  Costs were 76% of segment total revenue in the three months ended July 31, 2015, as compared to 73% of segment total revenue in the three months ended July 31, 2014.  Expenses increased 15% in the three months ended July 31, 2015 to $1,040 compared to $906 in the three months ended July 31, 2014.  Expenses were 26% of segment total revenue in the three months ended July 31, 2015, as compared to 19% of segment total revenue in the three months ended July 31, 2014.  Aerospace Products had an operating loss of $69,000 in the three months ended July 31, 2015 compared to an operating profit of $363,000 in the three months ended July 31, 2014.

Costs related to Professional Services and Aerospace Products include the cost of engineering, labor, materials, equipment utilization, control systems, security and occupancy.  Expenses related to Professional Services and Aerospace Products include marketing and advertising, employee benefits, depreciation and amortization, and general, administrative and other expenses.

Backlog:
As of September 1, 2015 our backlog totaled approximately $9.3 million.  The backlog includes firm, pending, and contract orders, which may not be completed within the next fiscal year.  This is consistent with the industry in which modifications services and related contracts may take several months and sometimes years to complete.  There can be no assurance that all orders will be completed or that some may ever commence.

Our Business:
 Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft.  Services include temporary employee services, gaming services and administrative management services.

Forward-Looking Information:
Statements made in this report, filed with the Securities and Exchange Commission, communications to stockholders, press releases, and oral statements made by representatives of the Company that are not historical in nature, or that state the Company or management intentions, hopes, beliefs, expectations or predictions of the future, may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements.  The forward looking statements in this report are only predictions and actual events or results may differ materially.  These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference.  Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
David Drewitz, Public Relations david@creativeoptionscommunications.com www.creativeoptionscommunications.com Butler National Corporation Investor Relations	Ph (972) 814-5723 Ph (913) 780-9595
THE WORLDWIDE WEB:
 Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.

Exhibit 99

PRESS RELEASE FOR IMMEDIATE RELEASE	September 14, 2015
BUTLER NATIONAL CORPORATION REPORTS FIRST QUARTER FINANCIAL RESULTS AND CONFERENCE CALL
OLATHE, KANSAS, September 14, 2015, - Butler National Corporation (OTC Pink: BUKS), a leading manufacturer and provider of support systems for commercial and military aircraft and a recognized provider of management services in diverse business groups including the gaming industry, announces its financial results for the first quarter fiscal 2016 ended July 31, 2015.  In conjunction with the release, the Company has scheduled a conference call Wednesday, September 16, 2014 at 9:00 AM Central Daylight Time.
What: Butler National Corporation First Quarter Fiscal 2016 Financial Results Conference Call

When: Wednesday, September 16, 2015 - 9:00 AM Central Daylight Time

How: Live via phone by dialing 877-358-7305. Code: Butler National Corporation.  Participants to the conference call should call in at least 5 minutes prior to the start time.

Clark Stewart, President & CEO, Butler National Corp., will be leading the call and discussing results of the first quarter, the status of new and existing orders, gaming activities and an outlook on the balance of fiscal 2016.

Historical selected financial data related to all operations:
	Quarter Ended July 31			Quarter Ended April 30
	(In thousands)			(In thousands)
	2015	2014	2013	2015	2014	2013
Net Revenue	$ 11,696	$ 12,391	$ 10,997	$ 11,836	$ 14,632	$ 12,326
Operating Income	361	806	143	(389)	1,958	38
Net Income (Loss)	19	252	(289)	(322)	965	225
Total Assets	40,463	41,450	43,908	41,598	41,678	43,860
Long-term Obligations	6,038	6,093	9,148	6,870	6,820	10,155
Stockholders' Equity	25,272	24,738	23,529	25,402	24,354	23,574
Weighted Average Shares – Diluted	62,260	61,493	59,019	62,260	60,893	59,015
New Product Research and Development Cost	555	405	557	828	196	487

Management Comments

 "The fiscal quarter-ended July 31, 2015 was a challenging period for Butler National Corporation.  Revenue decreased 6% to $11.7 million in the three months ended July 31, 2015, as compared to $12.4 million in the three months ended July 31, 2014.  The decrease in revenue reflects a decrease in Aerospace Products revenue (down 14%) and relatively unchanged revenue in Professional Services.  Butler National Corporation continues to drive growth in international markets and through the development of new supplemental type certificates.  This includes significant efforts in South America, Europe, Africa, and Asia.

First quarter fiscal 2016 resulted in a net income of $19,000 compared to a net income of $252,000 in the first quarter fiscal 2015.  The decrease in net income was primarily due to the decreased revenue in the aircraft modification business.  Butler National Corporation is working on exceeding previous revenue levels while continuing to focus on our margin expansion initiatives, including efficiencies in our implementation and operational processes and controlling expenses.

During the three months ending July 31, 2015, we invested approximately $555,000 in projects focused on the development and acquisition of new products.  We feel this expenditure for the design and development engineering, testing, and certification of new products is required to grow Aerospace Products and may help stabilize our long-term revenue and enhance our profits.

We continue to be excited about the future.  Management and all employees are focused on the development of new products, execution of our numerous business development opportunities as well as increasing revenue while managing costs. We believe we are positioned for the future as we focus on serving the needs of our customers and enhancing shareholder value," commented Clark D. Stewart, President of the Company.

Business Segment Highlights

Professional Services:
Revenue from Professional Services remained constant at $7.6 million in the three months ended July 31, 2015 compared to $7.6 million in the three months ended July 31, 2014.  Costs of Professional Services decreased 1% in the three months ended July 31, 2015 to $4.5 million compared to $4.6 million the three months ended July 31, 2014.  Costs were 59% of segment total revenues in the three months ended July 31, 2015, as compared to 60% of segment total revenues in the three months ended July 31, 2014.  Expenses increased 2% in the three months ended July 31, 2015 to $2.7 million compared to $2.6 million in the three months ended July 31, 2014.  Expenses were 35% of segment total revenues in the three months ended July 31, 2015, as compared to 34% of segment total revenues in the three months ended July 31, 2014.  Operating income from Professional Services decreased 3% to $430,000 in in the three months ended July 31, 2015 from $443,000 in the three months ended July 31, 2014.

Aerospace Products:
Revenue from Aerospace Products decreased 14% to $4.1 million in the three months ended July 31, 2015, compared to $4.8 million in the three months ended July 31, 2014.  In an effort to offset decreased domestic military spending, the company has invested in the development of new supplemental type certificates (STCs).  These STCs are for installation of state of the art avionics and we are aggressively marketing these products both domestically and internationally.  Costs of Aerospace Products decreased by 11% in the three months ended July 31, 2015 to $3.1 million compared to $3.5 million for the three months ended July 31, 2014.  Costs were 76% of segment total revenue in the three months ended July 31, 2015, as compared to 73% of segment total revenue in the three months ended July 31, 2014.  Expenses increased 15% in the three months ended July 31, 2015 to $1,040 compared to $906 in the three months ended July 31, 2014.  Expenses were 26% of segment total revenue in the three months ended July 31, 2015, as compared to 19% of segment total revenue in the three months ended July 31, 2014.  Aerospace Products had an operating loss of $69,000 in the three months ended July 31, 2015 compared to an operating profit of $363,000 in the three months ended July 31, 2014.

Costs related to Professional Services and Aerospace Products include the cost of engineering, labor, materials, equipment utilization, control systems, security and occupancy.  Expenses related to Professional Services and Aerospace Products include marketing and advertising, employee benefits, depreciation and amortization, and general, administrative and other expenses.

Backlog:
As of September 1, 2015 our backlog totaled approximately $9.3 million.  The backlog includes firm, pending, and contract orders, which may not be completed within the next fiscal year.  This is consistent with the industry in which modifications services and related contracts may take several months and sometimes years to complete.  There can be no assurance that all orders will be completed or that some may ever commence.

Our Business:
 Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft.  Services include temporary employee services, gaming services and administrative management services.

Forward-Looking Information:
Statements made in this report, filed with the Securities and Exchange Commission, communications to stockholders, press releases, and oral statements made by representatives of the Company that are not historical in nature, or that state the Company or management intentions, hopes, beliefs, expectations or predictions of the future, may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements.  The forward looking statements in this report are only predictions and actual events or results may differ materially.  These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference.  Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
David Drewitz, Public Relations david@creativeoptionscommunications.com www.creativeoptionscommunications.com Butler National Corporation Investor Relations	Ph (972) 814-5723 Ph (913) 780-9595
THE WORLDWIDE WEB:
 Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.

Exhibit 99

PRESS RELEASE FOR IMMEDIATE RELEASE	September 14, 2015
BUTLER NATIONAL CORPORATION REPORTS FIRST QUARTER FINANCIAL RESULTS AND CONFERENCE CALL
OLATHE, KANSAS, September 14, 2015, - Butler National Corporation (OTC Pink: BUKS), a leading manufacturer and provider of support systems for commercial and military aircraft and a recognized provider of management services in diverse business groups including the gaming industry, announces its financial results for the first quarter fiscal 2016 ended July 31, 2015.  In conjunction with the release, the Company has scheduled a conference call Wednesday, September 16, 2014 at 9:00 AM Central Daylight Time.
What: Butler National Corporation First Quarter Fiscal 2016 Financial Results Conference Call

When: Wednesday, September 16, 2015 - 9:00 AM Central Daylight Time

How: Live via phone by dialing 877-358-7305. Code: Butler National Corporation.  Participants to the conference call should call in at least 5 minutes prior to the start time.

Clark Stewart, President & CEO, Butler National Corp., will be leading the call and discussing results of the first quarter, the status of new and existing orders, gaming activities and an outlook on the balance of fiscal 2016.

Historical selected financial data related to all operations:
	Quarter Ended July 31			Quarter Ended April 30
	(In thousands)			(In thousands)
	2015	2014	2013	2015	2014	2013
Net Revenue	$ 11,696	$ 12,391	$ 10,997	$ 11,836	$ 14,632	$ 12,326
Operating Income	361	806	143	(389)	1,958	38
Net Income (Loss)	19	252	(289)	(322)	965	225
Total Assets	40,463	41,450	43,908	41,598	41,678	43,860
Long-term Obligations	6,038	6,093	9,148	6,870	6,820	10,155
Stockholders' Equity	25,272	24,738	23,529	25,402	24,354	23,574
Weighted Average Shares – Diluted	62,260	61,493	59,019	62,260	60,893	59,015
New Product Research and Development Cost	555	405	557	828	196	487

Management Comments

 "The fiscal quarter-ended July 31, 2015 was a challenging period for Butler National Corporation.  Revenue decreased 6% to $11.7 million in the three months ended July 31, 2015, as compared to $11.8 million in the three months ended July 31, 2014.  The decrease in revenue reflects a decrease in Aerospace Products revenue (down 14%) and relatively unchanged revenue in Professional Services.  Butler National Corporation continues to drive growth in international markets and through the development of new supplemental type certificates.  This includes significant efforts in South America, Europe, Africa, and Asia.

First quarter fiscal 2016 resulted in a net income of $19,000 compared to a net income of $252,000 in the first quarter fiscal 2015.  The decrease in net income was primarily due to the decreased revenue in the aircraft modification business.  Butler National Corporation is working on exceeding previous revenue levels while continuing to focus on our margin expansion initiatives, including efficiencies in our implementation and operational processes and controlling expenses.

During the three months ending July 31, 2015, we invested approximately $555,000 in projects focused on the development and acquisition of new products.  We feel this expenditure for the design and development engineering, testing, and certification of new products is required to grow Aerospace Products and may help stabilize our long-term revenue and enhance our profits.

We continue to be excited about the future.  Management and all employees are focused on the development of new products, execution of our numerous business development opportunities as well as increasing revenue while managing costs. We believe we are positioned for the future as we focus on serving the needs of our customers and enhancing shareholder value," commented Clark D. Stewart, President of the Company.

Business Segment Highlights

Professional Services:
Revenue from Professional Services remained constant at $7.6 million in the three months ended July 31, 2015 compared to $7.6 million in the three months ended July 31, 2014.  Costs decreased 1% in the three months ended July 31, 2015 to $4.5 million compared to $4.6 million the three months ended July 31, 2014.  Costs were 59% of segment total revenues in the three months ended July 31, 2015, as compared to 60% of segment total revenues in the three months ended July 31, 2014.  Expenses increased 2% in the three months ended July 31, 2015 to $2.7 million compared to $2.6 million in the three months ended July 31, 2014.  Expenses were 35% of segment total revenues in the three months ended July 31, 2015, as compared to 34% of segment total revenues in the three months ended July 31, 2014.  Operating income from Professional Services decreased 3% to $430,000 in in the three months ended July 31, 2015 from $443,000 in the three months ended July 31, 2014.

Aerospace Products:
Revenue from Aerospace Products decreased 14% to $4.1 million in the three months ended July 31, 2015, compared to $4.8 million in the three months ended July 31, 2014.  In an effort to offset decreased domestic military spending, the company has invested in the development of new supplemental type certificates (STCs).  These STCs are for installation of state of the art avionics and we are aggressively marketing these products both domestically and internationally.  Costs of Aerospace Products decreased by 11% in the three months ended July 31, 2015 to $3.1 million compared to $3.5 million for the three months ended July 31, 2014.  Costs were 76% of segment total revenue in the three months ended July 31, 2015, as compared to 73% of segment total revenue in the three months ended July 31, 2014.  Expenses increased 15% in the three months ended July 31, 2015 to $1,040 compared to $906 in the three months ended July 31, 2014.  Expenses were 26% of segment total revenue in the three months ended July 31, 2015, as compared to 19% of segment total revenue in the three months ended July 31, 2014.  Aerospace Products had an operating loss of $69,000 in the three months ended July 31, 2015 compared to an operating profit of $363,000 in the three months ended July 31, 2014.

Costs related to Professional Services and Aerospace Products include the cost of engineering, labor, materials, equipment utilization, control systems, security and occupancy.  Expenses related to Professional Services and Aerospace Products include marketing and advertising, employee benefits, depreciation and amortization, and general, administrative and other expenses.

Backlog:
As of September 1, 2015 our backlog totaled approximately $9.3 million.  The backlog includes firm, pending, and contract orders, which may not be completed within the next fiscal year.  This is consistent with the industry in which modifications services and related contracts may take several months and sometimes years to complete.  There can be no assurance that all orders will be completed or that some may ever commence.

Our Business:
 Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft.  Services include temporary employee services, gaming services and administrative management services.

Forward-Looking Information:
Statements made in this report, filed with the Securities and Exchange Commission, communications to stockholders, press releases, and oral statements made by representatives of the Company that are not historical in nature, or that state the Company or management intentions, hopes, beliefs, expectations or predictions of the future, may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements.  The forward looking statements in this report are only predictions and actual events or results may differ materially.  These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference.  Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
David Drewitz, Public Relations david@creativeoptionscommunications.com www.creativeoptionscommunications.com Butler National Corporation Investor Relations	Ph (972) 814-5723 Ph (913) 780-9595
THE WORLDWIDE WEB:
 Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.

Exhibit 99

PRESS RELEASE FOR IMMEDIATE RELEASE	September 14, 2015
BUTLER NATIONAL CORPORATION REPORTS FIRST QUARTER FINANCIAL RESULTS AND CONFERENCE CALL
OLATHE, KANSAS, September 14, 2015, - Butler National Corporation (OTC Pink: BUKS), a leading manufacturer and provider of support systems for commercial and military aircraft and a recognized provider of management services in diverse business groups including the gaming industry, announces its financial results for the first quarter fiscal 2016 ended July 31, 2015.  In conjunction with the release, the Company has scheduled a conference call Wednesday, September 16, 2014 at 9:00 AM Central Daylight Time.
What: Butler National Corporation First Quarter Fiscal 2016 Financial Results Conference Call

When: Wednesday, September 16, 2015 - 9:00 AM Central Daylight Time

How: Live via phone by dialing 877-358-7305. Code: Butler National Corporation.  Participants to the conference call should call in at least 5 minutes prior to the start time.

Clark Stewart, President & CEO, Butler National Corp., will be leading the call and discussing results of the first quarter, the status of new and existing orders, gaming activities and an outlook on the balance of fiscal 2016.

Historical selected financial data related to all operations:
	Quarter Ended July 31			Quarter Ended April 30
	(In thousands)			(In thousands)
	2015	2014	2013	2015	2014	2013
Net Revenue	$ 11,696	$ 12,391	$ 10,997	$ 11,836	$ 14,632	$ 12,326
Operating Income	361	806	143	(389)	1,958	38
Net Income (Loss)	19	252	(289)	(322)	965	225
Total Assets	40,463	41,450	43,908	41,598	41,678	43,860
Long-term Obligations	6,038	6,093	9,148	6,870	6,820	10,155
Stockholders' Equity	25,272	24,738	23,529	25,402	24,354	23,574
Weighted Average Shares – Diluted	62,260	61,493	59,019	62,260	60,893	59,015
New Product Research and Development Cost	555	405	557	828	196	487

Management Comments

 "The fiscal quarter-ended July 31, 2015 was a challenging period for Butler National Corporation.  Revenue decreased 6% to $11.7 million in the three months ended July 31, 2015, as compared to $11.8 million in the three months ended July 31, 2014.  The decrease in revenue reflects a decrease in Aerospace Products revenue (down 14%) and relatively unchanged revenue in Professional Services.  Butler National Corporation continues to drive growth in international markets and through the development of new supplemental type certificates.  This includes significant efforts in South America, Europe, Africa, and Asia.

First quarter fiscal 2016 resulted in a net income of $19,000 compared to a net income of $252,000 in the first quarter fiscal 2015.  The decrease in net income was primarily due to the decreased revenue in the aircraft modification business.  Butler National Corporation is working on exceeding previous revenue levels while continuing to focus on our margin expansion initiatives, including efficiencies in our implementation and operational processes and controlling expenses.

During the three months ending July 31, 2015, we invested approximately $555,000 in projects focused on the development and acquisition of new products.  We feel this expenditure for the design and development engineering, testing, and certification of new products is required to grow Aerospace Products and may help stabilize our long-term revenue and enhance our profits.

We continue to be excited about the future.  Management and all employees are focused on the development of new products, execution of our numerous business development opportunities as well as increasing revenue while managing costs. We believe we are positioned for the future as we focus on serving the needs of our customers and enhancing shareholder value," commented Clark D. Stewart, President of the Company.

Business Segment Highlights

Professional Services:
Revenue from Professional Services remained constant at $7.6 million in the three months ended July 31, 2015 compared to $7.6 million in the three months ended July 31, 2014.  Costs decreased 1% in the three months ended July 31, 2015 to $4.5 million compared to $4.6 million the three months ended July 31, 2014.  Costs were 59% of segment total revenues in the three months ended July 31, 2015, as compared to 60% of segment total revenues in the three months ended July 31, 2014.  Expenses increased 2% in the three months ended July 31, 2015 to $2.7 million compared to $2.6 million in the three months ended July 31, 2014.  Expenses were 35% of segment total revenues in the three months ended July 31, 2015, as compared to 34% of segment total revenues in the three months ended July 31, 2014.  Operating income from Professional Services decreased 3% to $430,000 in in the three months ended July 31, 2015 from $443,000 in the three months ended July 31, 2014.

Aerospace Products:
Revenue from Aerospace Products decreased 14% to $4.1 million in the three months ended July 31, 2015, compared to $4.8 million in the three months ended July 31, 2014.  In an effort to offset decreased domestic military spending, the company has invested in the development of new supplemental type certificates (STCs).  These STCs are for installation of state of the art avionics and we are aggressively marketing these products both domestically and internationally.  Costs of Aerospace Products decreased by 11% in the three months ended July 31, 2015 to $3.1 million compared to $3.5 million for the three months ended July 31, 2014.  Costs were 76% of segment total revenue in the three months ended July 31, 2015, as compared to 73% of segment total revenue in the three months ended July 31, 2014.  Expenses increased 15% in the three months ended July 31, 2015 to $1,040 compared to $906 in the three months ended July 31, 2014.  Expenses were 26% of segment total revenue in the three months ended July 31, 2015, as compared to 19% of segment total revenue in the three months ended July 31, 2014.  Aerospace Products had an operating loss of $69,000 in the three months ended July 31, 2015 compared to an operating profit of $363,000 in the three months ended July 31, 2014.

Costs related to Professional Services and Aerospace Products include the cost of engineering, labor, materials, equipment utilization, control systems, security and occupancy.  Expenses related to Professional Services and Aerospace Products include marketing and advertising, employee benefits, depreciation and amortization, and general, administrative and other expenses.

Backlog:
As of September 1, 2015 our backlog totaled approximately $9.3 million.  The backlog includes firm, pending, and contract orders, which may not be completed within the next fiscal year.  This is consistent with the industry in which modifications services and related contracts may take several months and sometimes years to complete.  There can be no assurance that all orders will be completed or that some may ever commence.

Our Business:
 Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft.  Services include temporary employee services, gaming services and administrative management services.

Forward-Looking Information:
Statements made in this report, filed with the Securities and Exchange Commission, communications to stockholders, press releases, and oral statements made by representatives of the Company that are not historical in nature, or that state the Company or management intentions, hopes, beliefs, expectations or predictions of the future, may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements.  The forward looking statements in this report are only predictions and actual events or results may differ materially.  These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference.  Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
David Drewitz, Public Relations david@creativeoptionscommunications.com www.creativeoptionscommunications.com Butler National Corporation Investor Relations	Ph (972) 814-5723 Ph (913) 780-9595
THE WORLDWIDE WEB:
 Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.